UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2005

AMB PROPERTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of	001-14245 (Commission	94-3285362 (I.R.S. Employer
Incorporation)	File Number)	Identification Number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 10.1

Item 1.01.      Entry into a Material Definitive Agreement

     On July 8, 2005, we and Teachers Insurance and Annuity Association of America entered into an Exchange Agreement which provides for the issuance by us on July 11, 2005 of $112,491,000 in aggregate principal amount of 5.094% Notes Due 2015 (the “Notes”) in a private placement to Teachers in exchange for all of our outstanding $100,000,000 aggregate principal amount of 6.9% Reset Put Securities (REPS (SM)) Due June 30, 2015 — Putable/Callable 2005 at a reset coupon of 6.704% currently held by Teachers. We issued the Notes under the Sixth Supplemental Indenture to the Indenture (as defined below) dated July 11, 2005, by and among us, AMB Property Corporation, and U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company of California, N.A. The Notes are redeemable, at our option, in whole or in part, at any time before the maturity date. If we redeem any Notes prior to June 30, 2012, the redemption price will be an amount equal to the greater of (i) 100% of the principal amount thereof and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 25 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding the redemption date. If we redeem any Notes on or after June 30, 2012, the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding the redemption date. The Notes are guaranteed by AMB Property Corporation, our general partner, and will mature on June 30, 2015. The REPS were cancelled upon issuance of the Notes.

     We issued the REPS on June 30, 1998 pursuant to an Indenture dated as of June 30, 1998, by and among us, AMB Property Corporation and State Street Bank and Trust Company of California, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, each dated as of June 30, 1998, the Fourth Supplemental Indenture, dated as of August 15, 2000, and the Fifth Supplemental Indenture, dated as of May 7, 2002 (collectively, the “Indenture”). Pursuant to the terms of the Indenture, Morgan Stanley & Co. International exercised its right to call the REPS, and on June 30, 2005, purchased the aggregate principal amount of the issued and outstanding REPS. Pursuant to the terms of the Indenture, Morgan Stanley & Co. Incorporated obtained bids for the purchase of the REPS, matched the bid with the lowest stated yield to maturity on the REPS and, on June 30, 2005, purchased the REPS from Morgan Stanley & Co. International.

     On June 30, 2005, Morgan Stanley & Co Incorporated sold the REPS to Teachers in a private placement.

     The Exchange Agreement provides that until July 11, 2008, we have the right to require Teachers to return to us for cancellation all or any portion of the aggregate principal amount of the Notes for an obligation of equal dollar amount under one or more first mortgage loans to be secured by properties to be agreed to by Teachers and us. However, the aggregate principal amount of the Notes we can require Teachers to return to us for cancellation may not be less than

$20,000,000 at any one time, or more than $52,491,000 after January 11, 2007. On the date of any such mortgage closing, we will be required to pay Teachers any accrued but unpaid interest due on the Notes to be cancelled to, but excluding, the date of the mortgage loan closing, and a cancellation fee equal to 0.20% of the principal amount of the Notes to be cancelled.

     If Teachers decides to sell all or a portion of the Notes, we have an option to repurchase all or any portion of the Notes that Teachers desires to sell at a repurchase price equal to 100% of the aggregate principal amount of such Notes, plus any accrued but unpaid interest due on the Notes to, but excluding, the date of repurchase.

     On July 8, 2005, we also entered into a Registration Rights Agreement pursuant to which we agreed that, upon Teachers’ written request, we will file a registration statement registering the resale of the Notes, provided that in no event are we required to register the resale of the Notes prior to 18 months after their issuance.

     The Sixth Supplemental Indenture, the Note, the Registration Rights Agreement and the Exchange Agreement are filed as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, to this Form 8-K and are incorporated by reference herein.

Forward Looking Statements

     Some of the information included in this report contains forward-looking statements, such as statements pertaining to future plans, including anticipated closings and transactions, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities),

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environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Business Risks” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2004 and quarterly report on Form 10-Q for the quarter ended March 31, 2005.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description

4.1	Sixth Supplemental Indenture by and among AMB Property, L.P., AMB Property Corporation and U.S. Bank National Association

4.2	5.094% Notes Due 2015, attaching Parent Guarantee

4.3	Registration Rights Agreement dated as of July 8, 2005 by and between AMB Property, L.P. and Teachers Insurance and Annuity Association of America

10.1	Exchange Agreement dated as of July 8, 2005, by and between AMB Property, L.P. and Teachers Insurance and Annuity Association of America

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB PROPERTY, L.P.
(Registrant)

	By:	AMB Property Corporation,
as general partner

Date: July 12, 2005

	By:	/s/ Tamra D. Browne Name: Tamra D. Browne
Title: Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Sixth Supplemental Indenture by and among AMB Property, L.P., AMB Property Corporation and U.S. Bank National Association

4.2	5.094% Notes Due 2015, attaching Parent Guarantee

4.3	Registration Rights Agreement dated as of July 8, 2005 by and between AMB Property, L.P. and Teachers Insurance and Annuity Association of America

10.1	Exchange Agreement dated as of July 8, 2005, by and between AMB Property, L.P. and Teachers Insurance and Annuity Association of America